SUMMARY PROSPECTUS

May 1, 2023

The Advisors’ Inner Circle Fund III

Aperture Discover Equity Fund

Institutional Shares: ADISX

Class X Shares: ADSRX

Investment Adviser:

Aperture Investors, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://apertureinvestors.com/fund/aperture-discover-equity-fund-adisx/. You can also get this information at no cost by calling 1-888-514-7557, by sending an e-mail request to ApertureFunds@apertureinvestors.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Aperture Discover Equity Fund (the “Discover Equity Fund” or the “Fund”) seeks a return in excess of the Russell 2000 Total Return Index (the “Russell Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Class X Shares
Management Fees[1]	0.25%	0.25%
Other Expenses	0.23%	0.40%
Shareholder Servicing Fees	None	0.10%
Other Operating Expenses	0.23%	0.30%
Total Annual Fund Operating Expenses	0.48%	0.65%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated and accrued daily, at an annual rate based on the Fund’s average daily net assets, and consists of a base fee that is subject to breakpoints and is adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the Russell Index. The base fee of 2.115% represents the management fee, based on asset levels during the Fund’s prior fiscal year, in the event that the performance of the Fund’s Institutional Shares equals the performance of the Russell Index plus 6.25%. Depending on the performance of the Fund’s Institutional Shares, based on asset levels during the Fund’s prior fiscal year, the Fund’s annual management fee may increase or decrease by a maximum of 1.875% and, accordingly, will range from a minimum of 0.24% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the Russell Index) to a maximum of 3.99% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the Russell Index by 12.50% or more). The Management Fee shown is the Management Fee paid to the Adviser during the prior fiscal year, and the total Management Fee payable during the current fiscal year will fluctuate based on the performance of the Fund’s Institutional Shares and thus may be higher or lower than the amount shown.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$49	$154	$269	$604
Class X Shares	$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund primarily invests are common stocks of North American companies, including initial public offerings (“IPOs”). For purposes of the Fund’s 80% investment policy, however, equity securities also include exchange-traded funds (“ETFs”) and derivatives with economic characteristics similar to equity securities. The Fund may invest in both small capitalization companies and medium capitalization companies, and may invest in companies located in both the U.S. and non-U.S. developed market countries. The Fund may invest in derivatives, including swaps, to create long or short exposure without investing directly in the underlying assets, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets.

The Fund seeks to achieve its objective primarily by taking long and short positions in equity securities of companies that the Adviser believes are undergoing transformational change. The Fund takes long positions in equity securities of companies that the Adviser believes are high quality companies with attractive valuations that are undergoing positive, fundamental changes. Examples of positive, fundamental changes may include: new management, technology initiatives, new product development, cost reduction, operational efficiencies and/or acquisitions/divestitures. The Adviser believes that these types of changes can be transformational in their ability to accelerate revenue growth, operating income, cash flow and/or return of invested capital for a company. The Fund takes short positions in equity securities of companies that the Adviser believes are companies with unattractive valuations that are experiencing deteriorating fundamentals and/or structural challenges. Examples of deteriorating fundamentals may include: slowing revenue growth, contracting margins, declining market share and/or deteriorating returns. Examples of structural challenges may include: inflexible structure, entrenched management, competitive threats and/or weak pricing power.

While the Fund’s primary goal is to generate excess returns, the Adviser seeks to assess the financial risks and opportunities presented by certain environmental, social and governance (“ESG”) factors in accordance with the Adviser’s Responsible Investment and ESG Policy (the “ESG Policy”). In managing the Fund, the Adviser may consider one or more ESG factors alongside other, non-ESG factors in its investment decisions, but such ESG factors are generally no more significant than other factors in the investment selection process, such that (except with respect to the exclusionary screens described elsewhere) ESG factors may not be determinative in deciding to include or exclude any particular investment in the Fund’s portfolio. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by the Fund because considerable discretion is given to the investment team in weighing ESG factors along with other factors in making investment decisions. In addition, the Fund employs an exclusionary screen that prohibits investment in certain types of investments, specifically producers of certain types of weapons and munitions (e.g. landmines). If reliable ESG information regarding a particular investment is not readily available to the Adviser from its regular sources and in certain other situations (including, but not limited to, with respect to (a) investments of a de minimis size when compared to the total size of the Fund’s portfolio and (b) investments intended to be held only for a short period of time), the Adviser may not consider ESG factors when making portfolio decisions with respect to such investment.

When the Fund takes a long position, the Fund purchases a security outright and will benefit from an increase in the price of the security. Similarly, when the Fund takes a long position through a derivative instrument, it will benefit from an increase in the price of the underlying instrument. When the Fund takes a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the Fund takes a short position, it will benefit from a decrease in the price of the security and will incur a loss if the price of the security increases between the time it is sold and when the Fund replaces the borrowed security. Similarly, when the Fund takes a short position through a derivative instrument, it will benefit from a decrease in the price of the underlying instrument and will incur a loss if the price of the underlying instrument increases. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

Under normal circumstances, the Fund intends to hold long positions in securities for long periods (typically over two years).

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (“OTC”). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Non-Diversified Risk – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Long-Term Investment Strategy Risk – Under normal circumstances, the Fund intends to hold securities for long periods (typically over two years). This investment style may cause the Fund to lose money or underperform compared to the Russell Index or other mutual funds over the short or medium terms. The Fund also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Fund’s portfolio.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. The Fund may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Derivatives Risk – The Fund’s use of swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk – The Fund’s use of derivatives and short sales may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in

ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Environmental, Social and Governance Risk – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

LIBOR Replacement Risk – The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Best Quarter	Worst Quarter
59.86%	(29.57)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 01/01/2023 to 03/31/2023 was 7.87%.

Average Annual Total Returns for Periods Ended December 31, 2022

This table compares the Fund’s average annual total returns for the periods ended December 31, 2022 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Class X Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Aperture Discover Equity Fund	1 Year	Since Inception (12/30/2019)
Fund Returns Before Taxes
Institutional Shares	(34.55)%	10.32%
Class X Shares	(34.57)%	10.23%
Fund Returns After Taxes on Distributions
Institutional Shares	(35.42)%	7.15%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(19.83)%	8.13%
Russell 2000 Total Return Index (reflects no deductions for fees, expenses or taxes)	(20.44)%	3.18%

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

Brad McGill, Portfolio Manager, has managed the Fund since its inception in 2019.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Aperture Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aperture Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-514-7557.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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